EXHIBIT 99.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Under the standards set forth in and solely for the purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Robert L. Gett, certify, that:

1) the Quarterly Report of Viant Corporation on Form 10-Q for the quarterly period ended June 30, 2002, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2) information contained in that Quarterly Report on Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Viant Corporation.

By:	/s/ Robert L. Gett
Name: Robert L. Gett
Title: Chief Executive Officer

Under the standards set forth in and solely for the purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, M. Dwayne Nesmith, certify that:

1) the Quarterly Report of Viant Corporation on Form 10-Q for the quarterly period ended June 30, 2002, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2) information contained in that Quarterly Report on Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Viant Corporation.

By:	/s/ M. Dwayne Nesmith
Name: M. Dwayne Nesmith
Title: Chief Financial Officer